UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2019

SPIRIT REALTY CAPITAL, INC.
SPIRIT REALTY, L.P.
(Exact name of registrant as specified in its charter)

Maryland (Spirit Realty Capital, Inc.)	001-36004	20-1676382 (Spirit Realty Capital, Inc.)
Delaware (Spirit Realty, L.P.)	333-216815-01	20-1127940 (Spirit Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
 2727 North Harwood Street, Suite 300
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 476-1900
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
Spirit Realty Capital, Inc.        Emerging growth company ☐
Spirit Realty, L.P.            Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         Spirit Realty Capital, Inc.    ☐        Spirit Realty, L.P.    ☐

ITEM 8.01	OTHER EVENTS
Federal Income Tax Considerations
The discussion under the heading “Federal Income Tax Considerations” in Exhibit 99.1 hereto supersedes and replaces (i) the discussion under the heading “Federal Income Tax Considerations” in the prospectus dated September 25, 2017, which is a part of Spirit Realty Corporation’s (the “Company’s”) and Spirit Realty, L.P.’s (the “operating partnership’s”) Registration Statement on Form S-3 (File Nos. 333-220618 and 333-220618-01) filed with the Securities and Exchange Commission (the “SEC”) on September 25, 2017 and which is also attached to a prospectus supplement dated November 13, 2018 filed by the Company with the SEC on November 13, 2018 pursuant to Rule 424(b) of the Securities Act of 1933, as amended, and (ii) the discussion under the heading “Federal Income Tax Considerations” in Exhibit 99.1 to the Company’s and the operating partnership’s Current Report on Form 8-K dated November 13, 2018, which was filed with respect to Item 8.01 of Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits.

99.1	Federal Income Tax Considerations

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 22, 2019

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael Hughes
Michael Hughes Executive Vice President and Chief Financial Officer

SPIRIT REALTY, L.P.
By: Spirit General OP Holdings, LLC, as general partner of Spirit Realty, L.P.
By:	/s/ Michael Hughes
Michael Hughes Executive Vice President and Chief Financial Officer